Direxion Daily Russia Bull 2X Shares (RUSL)
(the “Fund”)

Supplement dated February 28, 2022
to the Summary Prospectus, Prospectus and
the Statement of Additional Information (“SAI”) dated February 28, 2022

Shares of the Fund will cease trading on the NYSE Arca, Inc. (“NYSE”) as of the close of regular trading on the NYSE on March 11, 2022 (the “Closing Date”) due to the restrictions on Russian securities and sanctions that have been imposed on Russia by the United States and other countries in response to Russia’s invasion of Ukraine. As the Fund announced on February 24, 2022, the Fund is not currently accepting creations of its shares. Prior to the Closing Date, the Fund is not expected to meet its daily investment objective of providing 200% of the daily performance of its underlying index because it will be transitioning to cash and liquidating its portfolio. Additionally, the Fund has and may continue to experience significant premiums/discounts between the market price of the Fund’s shares and the Fund’s net asset value.
Shareholders may transact in shares of the Fund on an exchange prior to the Closing Date and customary brokerage charges may apply to these transactions. However, from March 11, 2022 through March 18, 2022 (the “Liquidation Date”) shareholders will not be able to transact in the Fund shares on an exchange and may only be able to sell their shares to certain broker-dealers and there is no assurance that there will be a market for the Fund’s shares during this time period.
On or about the Liquidation Date, the Fund will distribute cash pro rata to all shareholders who have not previously redeemed or sold their shares. These distributions are taxable events. In addition, these payments to shareholders may include accrued capital gains and dividends. As calculated on the Liquidation Date, the Fund’s net asset value will reflect the costs of closing the Fund. Once the distributions are complete, the Fund will terminate.
Rafferty Asset Management, LLC (“Rafferty”), the Fund’s investment adviser, informed the Board of Trustees (the “Board”) of the Direxion Shares ETF Trust of its view that the Fund could not conduct its business and operations in an economically efficient manner over the long term due to the increased market volatility and restrictions on Russian securities resulting from sanctions and other measures imposed on Russia by the United States and other countries in response to Russia’s invasion of Ukraine, which has caused increased tracking error and premium/discounts for the Fund. Rafferty recommended the Fund’s closure and liquidation to the Board. The Board determined, after considering Rafferty’s recommendation, that it is the best interests of the Fund and its shareholders to liquidate and terminate the Fund as described above.
For more information, please contact the Fund at (866) 476-7523.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI.